                                                                   Exhibit 99.1

                             LETTER OF TRANSMITTAL

                              CELLCO PARTNERSHIP

                         VERIZON WIRELESS CAPITAL LLC

                            Offer to Exchange Their
                     Floating Rate Exchange Notes due 2003
                 (Registered Under The Securities Act of 1933)
                     For Any and All of Their Outstanding
                         Floating Rate Notes due 2003

                                      and

                        5.375% Exchange Notes due 2006
                 (Registered Under The Securities Act of 1933)
                     for Any and All of Their Outstanding
                             5.375% Notes due 2006

                          Pursuant to the Prospectus
                              Dated       , 2002

                           --------------------------
                            THE EXCHANGE OFFER AND
                            WITHDRAWAL RIGHTS WILL
                           EXPIRE AT 5:00 P.M., NEW
                              YORK CITY TIME, ON
                                   , 2002 UNLESS THE
                              OFFER IS EXTENDED.
                           --------------------------

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                      WACHOVIA BANK, NATIONAL ASSOCIATION


                 By Registered or       By Overnight Delivery or
                  Certified Mail:                 Hand:
                  Wachovia Bank,             Wachovia Bank,
               National Association       National Association
                  Corporate Trust            Corporate Trust
             Reorganization Department  Reorganization Department
               1525 West W.T. Harris      1525 West W.T. Harris
                     Boulevard                  Boulevard
             Charlotte, North Carolina  Charlotte, North Carolina
                    28288-1153                 28288-1153
                 Attn: Marsha Rice          Attn: Marsha Rice

              To Confirm by Telephone   Facsimile Transmissions:
                or for Information:
                  (704) 590-7413             (704) 590-7628

   DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

   THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

   This Letter of Transmittal is to be completed by holders of Old Securities (as defined below) if Old Securities are to be forwarded herewith and, unless your Old Securities are held through The Depository Trust Company ("DTC"), should be accompanied by the certificates for the Old Securities. If tenders of Old Securities are to be made by book-entry transfer to an account maintained by Wachovia Bank, National Association (the "Exchange Agent") at DTC pursuant to the procedures set forth in "The Exchange Offer--Book-Entry Transfer" in the Prospectus and in accordance with the Automated Tender Offer Program ("ATOP") established by DTC, a tendering holder will become bound by the terms and conditions hereof in accordance with the procedures established under ATOP.

   Holders of Old Securities whose certificates (the "certificates") for such Old Securities are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the expiration date (as defined in the Prospectus) or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Old Securities according to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus. SEE INSTRUCTION 1.

   DELIVERY OF DOCUMENTS TO DTC IN ACCORDANCE WITH ITS PROCEDURES DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

            ALL TENDERING HOLDERS COMPLETE THE FOLLOWING TWO BOXES:

-----------------------------------------------------------------------------------------
              DESCRIPTION OF OLD SECURITIES TENDERED - FLOATING RATE NOTES
-----------------------------------------------------------------------------------------
Name(s) and address(es) of Registered               Old Securities Tendered
              Holder(s)                      (attach additional list if necessary)
     (Please fill in, if blank)
-----------------------------------------------------------------------------------------
                                                                       Principal Amount
                                                                              of
                                                       Principal        Old Securities
                                      Certificate       Amount             Tendered
                                       Number(s)*  of Old Securities (if less than all)**
                                      ---------------------------------------------------
                                      ---------------------------------------------------
                                      ---------------------------------------------------
                                      ---------------------------------------------------
                                      ---------------------------------------------------
                                      ---------------------------------------------------
                                      Total Amount
                                        Tendered
-----------------------------------------------------------------------------------------

*  Need not be completed by book-entry holders.
** Old Securities may be tendered in whole or in part in denominations of $1,000 and multiples thereof. All Old Securities held shall be deemed tendered unless a lesser number is specified in this column.

------------------------------------------------------------------------------------------
                  DESCRIPTION OF OLD SECURITIES TENDERED - 5.375% NOTES
------------------------------------------------------------------------------------------
Name(s) and address(es) of Registered               Old Securities Tendered
              Holder(s)                      (attach additional list if necessary)
     (Please fill in, if blank)
------------------------------------------------------------------------------------------
                                                                        Principal Amount
                                                                               of
                                                        Principal        Old Securities
                                       Certificate       Amount             Tendered
                                       Number(s)*   of Old Securities (if less than all)**
                                      ----------------------------------------------------
                                      ----------------------------------------------------
                                      ----------------------------------------------------
                                      ----------------------------------------------------
                                      ----------------------------------------------------
                                      ----------------------------------------------------
                                      Total Amount
                                        Tendered
------------------------------------------------------------------------------------------

*  Need not be completed by book-entry holders.
** Old Securities may be tendered in whole or in part in denominations of $1,000 and multiples thereof. All Old Securities held shall be deemed tendered unless a lesser number is specified in this column.

           (BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY)

[_] CHECK HERE IF TENDERED OLD SECURITIES ARE BEING DELIVERED BY BOOK-ENTRY
    TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

   Name of Tendering Institution  ___________________________________________
   DTC Account Number  ______________________________________________________
   Transaction Code Number  _________________________________________________

[_] CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF
    TENDERED OLD SECURITIES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE
    FOLLOWING:

   Name of Registered Holder(s)  ____________________________________________
   Window Ticket Number (if any)  ___________________________________________
   Date of Execution of Notice of Guaranteed Delivery ______________________ Name of Institution which Guaranteed ____________________________________

   If Guaranteed Delivery is to be made By Book-Entry Transfer:
   Name of Tendering Institution  ___________________________________________
   DTC Account Number  ______________________________________________________
   Transaction Code Number  _________________________________________________

[_] CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED OLD
    SECURITIES ARE TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER SET FORTH ABOVE.

[_] CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE OLD SECURITIES FOR
    ITS OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER") AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

   Name:  ___________________________________________________________________
   Address:  ________________________________________________________________
             ________________________________________________________________

Ladies and Gentlemen:

   The undersigned hereby tenders to Cellco Partnership, a Delaware general partnership, and Verizon Wireless Capital LLC, a Delaware limited liability company (collectively, the "Issuers"), the principal amount of the Issuers' Floating Rate Notes due 2003 and 5.375% Notes due 2006 (collectively, the "Old Securities") specified above in exchange for a like aggregate principal amount of the Floating Rate Exchange Notes due 2003 (in the case of Floating Rate Notes due 2003) and 5.375% Exchange Notes due 2006 (in the case of the 5.375% Notes due 2006) of the Issuers (collectively, the "New Securities"), upon the
terms and subject to the conditions set forth in the Prospectus dated       ,
2002 (as the same may be amended or supplemented from time to time, the "Prospectus"), receipt of which is acknowledged, and in this Letter of Transmittal (which, together with the Prospectus, constitute the "Exchange Offer"). The Exchange Offer has been registered under the Securities Act of 1933, as amended (the "Securities Act").

   Subject to and effective upon the acceptance for exchange of all or any portion of the Old Securities tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of the Issuers all right, title and interest in and to such Old Securities as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Issuers in connection with the Exchange Offer) with respect to the tendered Old Securities, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Prospectus, to (i) deliver certificates for Old Securities to the Issuers together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Issuers, upon receipt by the Exchange Agent, as the undersigned's agent, of the New Securities to be issued in exchange for such Old Securities, (ii) present certificates for such Old Securities for transfer, and to transfer the Old Securities on the books of the Issuers, and (iii) receive for the account of the Issuers all benefits and otherwise exercise all rights of beneficial ownership of such Old Securities, all in accordance with the terms and conditions of the Exchange Offer.

   THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT THE UNDERSIGNED HAS FULL POWER AND AUTHORITY TO TENDER, EXCHANGE, SELL, ASSIGN AND TRANSFER THE OLD SECURITIES TENDERED HEREBY AND THAT, WHEN THE SAME ARE ACCEPTED FOR EXCHANGE, THE ISSUERS WILL ACQUIRE GOOD, MARKETABLE AND UNENCUMBERED TITLE THERETO, FREE AND CLEAR OF ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES, AND THAT THE OLD SECURITIES TENDERED HEREBY ARE NOT SUBJECT TO ANY ADVERSE CLAIMS OR PROXIES. THE UNDERSIGNED WILL, UPON REQUEST, EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY THE ISSUERS OR THE EXCHANGE AGENT TO BE NECESSARY OR DESIRABLE TO COMPLETE THE EXCHANGE, ASSIGNMENT AND TRANSFER OF THE OLD SECURITIES TENDERED HEREBY, AND THE UNDERSIGNED WILL COMPLY WITH ITS OBLIGATIONS UNDER THE EXCHANGE AND REGISTRATION RIGHTS AGREEMENT DATED DECEMBER 17, 2001 WITH RESPECT TO THE OLD SECURITIES (THE "REGISTRATION RIGHTS AGREEMENT"). THE UNDERSIGNED HAS READ AND AGREES TO ALL OF THE TERMS OF THE EXCHANGE OFFER.

   The name(s) and address(es) of the registered holder(s) of the Old
Securities tendered hereby should be printed above, if they are not already set forth above, as they appear on the certificates representing such Old Securities. The certificate number(s) and the Old Securities that the undersigned wishes to tender should be indicated in the appropriate boxes above.

   If any tendered Old Securities are not exchanged pursuant to the Exchange Offer for any reason, or if certificates are submitted for more Old Securities than are tendered or accepted for exchange, certificates for such unaccepted or non exchanged Old Securities will be returned (or, in the case of Old Securities tendered by book-entry transfer, such Old Securities will be credited to an account maintained at DTC), without expense to the tendering holder, promptly following the expiration or termination of the Exchange Offer.

   The undersigned understands that tenders of Old Securities pursuant to any one of the procedures described in "The Exchange Offer--Procedures for Tendering Old Securities" in the Prospectus and in the instructions hereto will, upon the Issuers' acceptance for exchange of such tendered Old Securities, constitute a binding agreement between the undersigned and the Issuers upon the terms and subject to the conditions of the Exchange Offer. In all cases in which a DTC Participant ("Participant") elects to accept the Exchange Offer by transmitting an express acknowledgment in accordance with the established ATOP procedures, such Participant shall be bound by all of the terms and conditions of this Letter of Transmittal. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Issuers may not be required to accept for exchange any of the Old Securities tendered hereby.

   Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, the undersigned hereby directs that the New Securities be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Old Securities, that such New Securities be credited to the account indicated above maintained at DTC. If applicable, substitute certificates representing Old Securities not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of

   Old Securities, will be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under "Special Delivery Instructions," please deliver New Securities to the undersigned at the address shown below the undersigned's signature.

   By tendering Old Securities and executing, or otherwise becoming bound by, this letter of transmittal, the undersigned hereby represents and agrees that

      (i) the undersigned is not an "affiliate" of either Issuer,

      (ii) any New Securities to be received by the undersigned are being acquired in the ordinary course of its business, and

      (iii) the undersigned has no arrangement or understanding with any person to participate, and is not engaged and does not intend to engage, in a distribution (within the meaning of the Securities Act) of such New Securities.

   By tendering Old Securities pursuant to the exchange offer and executing, or otherwise becoming bound by, this letter of transmittal, a holder of Old Securities which is a broker-dealer represents and agrees, consistent with certain interpretive letters issued by the staff of the Division of Corporation Finance of the Securities and Exchange Commission to third parties, that (a) such Old Securities held by the broker-dealer are held only as a nominee, or
(b) such Old Securities were acquired by such broker-dealer for its own account as a result of market-making activities or other trading activities and it will deliver the prospectus (as amended or supplemented from time to time) meeting the requirements of the Securities Act in connection with any resale of such New Securities (provided that, by so acknowledging and by delivering a prospectus, such broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act). Broker-dealers that acquired Old Securities directly from either Issuer and not as a result of market-making or trading activities cannot tender those Old Securities in the Exchange Offer. In order to resell any such Old Securities, such broker-dealers must comply with the registration and prospectus delivery requirements of the Securities Act, absent an available exemption from such requirements. The prospectus for the Exchange Offer cannot be used to satisfy such requirements in connection with resales of such securities.

   The Issuers have agreed that, subject to the provisions of the Registration Rights Agreement, the Prospectus, as it may be amended or supplemented from time to time, may be used by a participating broker-dealer (as defined below) in connection with resales of New Securities received in exchange for Old Securities, where such Old Securities were acquired by such participating broker-dealer for its own account as a result of market-making activities or other trading activities, for a period ending 90 days after the expiration date (subject to extension under certain limited circumstances) or, if earlier, when all such New Securities have been disposed of by such participating broker-dealer. In that regard, each broker dealer who acquired Old Securities for its own account as a result of market-making or other trading activities (a "participating broker-dealer"), by tendering such Old Securities and executing, or otherwise becoming bound by, this letter of transmittal, agrees that, upon receipt of notice from the Issuers of the occurrence of any event or the discovery of any fact which makes any statement contained in the prospectus untrue in any material respect or which causes the prospectus to omit to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading or of the occurrence of certain other events specified in the Registration Rights Agreement, such participating broker-dealer will suspend the sale of New Securities pursuant to the prospectus until the Issuers have amended or supplemented the prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented prospectus to the participating broker-dealer or the Issuers have given notice that the sale of the New Securities may be resumed, as the case may be. If the Issuers give such notice to suspend the sale of the New Securities, they shall extend the 90-day period referred to above during which participating broker-dealers are entitled to use the prospectus in connection with the resale of New Securities by the number of days during the period from and including the date of the giving of such notice to and including the date when participating broker-dealers shall have received copies of the supplemented or amended prospectus necessary to permit resales of the New Securities or to and including the date on which the Issuers have given notice that the sale of New Securities may be resumed, as the case may be.

   All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable.

                              HOLDER(S) SIGN HERE
                         (See Instructions 2, 5 and 6)
     (Note: Signature(s) Must be Guaranteed if Required by Instruction 2)

   Must be signed by registered holder(s) exactly as name(s) appear(s) on certificate(s) for the Old Securities hereby tendered or on a security position listing, or by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith. If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary or representative capacity, please set forth the signer's full title. See Instruction 5.

_______________________________________________________________________________
                         ( Signature(s) of Holder(s))

Date__________________________________________________________ , 2002

Name(s)______________________________________________________________________

_______________________________________________________________________________
                                (Please Print)

Capacity:____________________________________________________________________
                             (Include Full Title)

Address______________________________________________________________________

_______________________________________________________________________________
                              (Include Zip Code)

Area Code and Telephone Number_______________________________________________

_______________________________________________________________________________
               (Tax Identification or Social Security Number(s))

                           GUARANTEE OF SIGNATURE(S)
                          (See Instructions 2 and 5)

Authorized Signature_________________________________________________________

Name_________________________________________________________________________

_______________________________________________________________________________
                                (Please Print)

Date__________________________________________________________ , 2002

Capacity or Title____________________________________________________________

Name of Firm_________________________________________________________________

Address______________________________________________________________________
                              (Include Zip Code)

Area Code and Telephone Number_______________________________________________

                         SPECIAL ISSUANCE INSTRUCTIONS
                         (See Instructions 1, 5 and 6)

   To be completed ONLY if the New Securities are to be issued in the name of someone other than the registered holder of the Old Securities whose name(s) appear(s) above.

   Issue New Securities to:

Name_________________________________________________________________________
                                (Please Print)

_______________________________________________________________________________

Address______________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________
                              (Include Zip Code)

_______________________________________________________________________________
                          (Taxpayer Identification or
                            Social Security Number)

                         SPECIAL DELIVERY INSTRUCTIONS
                         (See Instructions 1, 5 and 6)

   To be completed ONLY if New Securities are to be sent to someone other than the registered holder of the Old Securities whose name(s) appear(s) above, or to such registered holder(s) at an address other than that shown above.

   Mail New Securities To:

Name_________________________________________________________________________
                                (Please Print)

_______________________________________________________________________________

Address______________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________
                              (Include Zip Code)

_______________________________________________________________________________
                          (Taxpayer Identification or
                            Social Security Number)

                                 INSTRUCTIONS
        Forming Part of the Terms and Conditions of the Exchange Offer

   1. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be completed if certificates are to be forwarded herewith and, unless your Old Securities are held through DTC, should be accompanied by the certificates for the Old Securities. If tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in "The Exchange Offer--Book-Entry Transfer" in the Prospectus and in accordance with ATOP established by DTC, a tendering holder will become bound by the terms and conditions hereof in accordance with the procedures established under ATOP. Certificates, or timely confirmation of a book-entry transfer of such Old Securities into the Exchange Agent's account at DTC, as well as this Letter of Transmittal (or facsimile thereof), if required, properly completed and duly executed, with any required signature guarantees, must be received by the Exchange Agent at one of its addresses set forth herein on or prior to the expiration date. Old Securities may be tendered in whole or in part in the principal amount of $1,000 and multiples of $1,000.

   Holders who wish to tender their Old Securities and (i) whose Old Securities are not immediately available or (ii) who cannot deliver their Old Securities and this Letter of Transmittal to the Exchange Agent on or prior to the expiration date or (iii) who cannot complete the procedures for delivery by book-entry transfer on a timely basis, may tender their Old Securities by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined below); (ii) a properly completed and duly executed Letter of Transmittal (or facsimile) thereof and Notice of Guaranteed Delivery, substantially in the form made available by the Issuers, must be received by the Exchange Agent on or prior to the expiration date; and (iii) the certificates (or a book-entry confirmation (as defined in the Prospectus)) representing all tendered Old Securities, in proper form for transfer, must be received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in "The Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus.

   The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Exchange Agent, and must include a guarantee by an Eligible Institution in the form set forth in such Notice. For Old Securities to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery on or prior to the expiration date. As used herein and in the Prospectus, "Eligible Institution" means a firm which is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States.

   THE METHOD OF DELIVERY OF OLD SECURITIES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING HOLDER. IF SUCH DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, BE USED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY. NO LETTERS OF TRANSMITTAL OR OLD SECURITIES SHOULD BE SENT TO THE ISSUERS.

   The Issuers will not accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of a Letter of Transmittal (or facsimile thereof), or any agent's message transmitted by DTC in lieu thereof (an "Agent's Message"), waives any right to receive any notice of the acceptance of such tender.

   2. GUARANTEE OF SIGNATURES. No signature guarantee on this Letter of Transmittal is required if:

      (i) this Letter of Transmittal is signed by the registered holder (which term, for purposes of this document, shall include any Participant in DTC whose name appears on a security position listing as the owner of the Old Securities) of Old Securities tendered herewith, unless such holder(s) has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above, or

      (ii) such Old Securities are tendered for the account of a firm that is an Eligible Institution.

   In all other cases, an Eligible Institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 5.

   3. INADEQUATE SPACE. If the space provided in the box captioned "Description of Old Securities" is inadequate, the certificate number(s) and/or the principal amount of Old Securities and any other required information should be listed on a separate signed schedule which is attached to this Letter of Transmittal.

   4. PARTIAL TENDERS AND WITHDRAWAL RIGHTS. Tenders of Old Securities will be accepted only in the principal amount of $1,000 and multiples thereof. If less than all the Old Securities evidenced by any certificate submitted are to be tendered, fill in the principal amount of Old Securities which are to be tendered in the box entitled "Principal Amount of Old Securities Tendered (if less than all)." In such case, new certificate(s) for the remainder of the Old Securities that were evidenced by your old certificate(s) will only be sent to the holder of the Old Security, promptly after the expiration date. All Old Securities represented by certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

   Except as otherwise provided herein, tenders of Old Securities may be withdrawn at any time on or prior to the expiration date. In order for a withdrawal to be effective on or prior to that time, a written notice of withdrawal must be timely received by the Exchange Agent at one of its addresses set forth above or in the Prospectus on or prior to the expiration date. Any such notice of withdrawal must specify the name of the person who tendered the Old Securities to be withdrawn, identify the Old Securities to be withdrawn (including the principal amount of such Old Securities) and (where certificates for Old Securities have been transmitted) specify the name in which such Old Securities are registered, if different from that of the withdrawing holder. If certificates for the Old Securities have been delivered or otherwise identified to the Exchange Agent, then prior to the release of such certificates, the withdrawing holder must submit the serial numbers of the particular certificates for the Old Securities to be withdrawn and a signed notice of withdrawal with signatures guaranteed by an Eligible Institution, unless such holder is an Eligible Institution. If Old Securities have been tendered pursuant to the procedures for book-entry transfer set forth in the Prospectus under "The Exchange Offer--Book-Entry Transfer," any notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of Old Securities and otherwise comply with the procedures of such facility. Old Securities properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any time on or prior to the expiration date by following one of the procedures described in the Prospectus under "The Exchange Offer--Procedures for Tendering Old Notes."

   All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Issuers, whose determination shall be final and binding on all parties. Any Old Securities which have been tendered for exchange but which are not exchanged for any reason will be returned to the holder thereof without cost to such holder (or, in the case of Old Securities tendered by book-entry transfer into the Exchange Agent's account at DTC pursuant to the book-entry procedures described in the Prospectus under "The Exchange Offer--Book-Entry Transfer," such Old Securities will be credited to an account maintained with DTC for the Old Securities) as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer.

   5.  SIGNATURES ON LETTER OF TRANSMITTAL, ASSIGNMENTS AND ENDORSEMENTS.   If
this Letter of Transmittal is signed by the registered holder(s) of the Old Securities tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

   If any of the Old Securities tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

   If any tendered Old Securities are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of certificates.

   If this Letter of Transmittal or any certificates or powers of attorney are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Issuers, proper evidence satisfactory to the Issuers of such persons' authority to so act must be submitted.

   When this Letter of Transmittal is signed by the registered holder(s) of the Old Securities listed and transmitted hereby, no endorsement(s) of certificate(s) or written instrument or instruments of transfer or exchange are required unless New Securities are to be issued in the name of a person other than the registered holder(s). Signature(s) on such certificate(s) or written instrument or instruments of transfer or exchange must be guaranteed by an Eligible Institution.

   If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Old Securities listed, the certificates must be endorsed or accompanied by a written instrument or instruments of transfer or exchange, in satisfactory form as determined by the Issuers in their sole discretion and executed by the registered holder(s), in either case signed exactly as the name or names of the registered holder(s) appear(s) on the certificates. Signatures on such certificates or written instrument or instruments of transfer or exchange must be guaranteed by an Eligible Institution.

   6. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If New Securities are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if New Securities are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Certificates for Old Securities not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC. See Instruction 4.

   7. IRREGULARITIES. The Issuers will determine, in their sole discretion, all questions as to the form, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Old Securities, which determination shall be final and binding. The Issuers reserve the absolute right to reject any and all tenders of any particular Old Securities not properly tendered or to not accept any particular Old Securities which acceptance might, in the judgment of the Issuers or their counsel, be unlawful. The Issuers also reserve the absolute right, in their sole discretion, to waive any defects or irregularities or conditions of the Exchange Offer as to any particular Old Securities either before or after the expiration date (including the right to waive the ineligibility of any holder who seeks to tender Old Securities in the Exchange Offer). The interpretation of the terms and conditions of the

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

Exchange Offer as to any particular Old Securities either before or after the expiration date (including the Letter of Transmittal and the instructions thereto) by the Issuers shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with the tender of Old Securities for exchange must be cured within such reasonable period of time as the Issuers shall determine. Neither the Issuers, the Exchange Agent nor any other person shall be under any duty to give notification of any defect or irregularity with respect to any tender of Old Securities for exchange, nor shall any of them incur any liability for failure to give such notification.

   8. QUESTIONS, REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth on the front of this Letter of Transmittal. Additional copies of the Prospectus, the Notice of Guaranteed Delivery and the Letter of Transmittal may be obtained from the Exchange Agent or from your broker, dealer, commercial bank, trust company or other nominee.

   9. LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate(s) representing Old Securities have been lost, destroyed or stolen, the holder should promptly notify the Exchange Agent. The holder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificate(s) have been followed.

   10. SECURITY TRANSFER TAXES. Holders who tender their Old Securities for exchange will not be obligated to pay any transfer taxes in connection therewith, except that holders who instruct the Issuers to register New Securities in the name of or request that Old Securities not tendered or not accepted in the Exchange Offer to be returned to, a person other than the registered tendering holder will be responsible for the payment of any applicable transfer tax thereon.

         IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF),
         OR AN AGENT'S MESSAGE IN LIEU THEREOF, AND ALL OTHER REQUIRED
               DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT
                      ON OR PRIOR TO THE EXPIRATION DATE.

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